Exhibit 99.2

Unlocking Scale: Monetizing IP in Event Technology NASDAQ: WISA Acquisition Conference Call December 30, 2024 +

| 2 Forward Looking Statements This presentation of WiSA Technologies, Inc. (NASDAQ: WISA) (the "Company", "us", "our" or "WiSA") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, include, among others, the Company's and Data Vault Holdings, Inc.'s expectations with respect to the closing of its proposed asset purchase between them (the "DataVault Asset Purchase"), the timing of the Company's name change, the Company's and CSI's expectations with respect to the proposed acquisition of CSI by the Company (the "Acquisition"), including statements regarding the benefits of the Acquisition, the anticipated timing of the Acquisition, the implied valuation of CSI, the products offered by CSI and the markets in which it operates, and the Company's and CSI's projected future results and market opportunities, as well as information with respect to WiSA's future operating results and business strategy. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but not limited to: (i) risks and uncertainties impacting WiSA's business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, WiSA's ability to continue as a going concern, WiSA's ability to maintain the listing of its common stock on Nasdaq, WiSA's ability to predict the timing of design wins entering production and the potential future revenue associated with design wins, WiSA's ability to predict its rate of growth, WiSA's ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity, consumer demand conditions affecting WiSA's customers' end markets, WiSA's ability to hire, retain and motivate employees, the effects of competition on WiSA's business, including price competition, technological, regulatory and legal developments, developments in the economy and financial markets, and potential harm caused by software defects, computer viruses and development delays, (ii) risks related to the DataVault Asset Purchase, including WiSA's ability to close the Asset Purchase in a timely manner or at all, or on the terms anticipated, whether due to WiSA's ability to satisfy the applicable closing or otherwise, as well as risks related to WiSA's ability to realize some or all of the anticipated benefits from the DataVault Asset Purchase, (iii) risks related to the Acquisition, including WiSA's ability to close the Acquisition in a timely manner or at all, or on the terms anticipated, whether due to WiSA's ability to satisfy the applicable closing or otherwise, as well as risks related to WiSA's ability to realize some or all of the anticipated benefits from the Acquisition, any risks that may adversely affect the business, financial condition and results of operations of CSI, including but not limited to cybersecurity risks, the potential for AI design and usage errors, risks related to regulatory compliance and costs, potential harm caused by data privacy breaches, digital business interruption and geopolitical risks, and (iv) other risks as set forth from time to time in WiSA's filings with the U.S. Securities and Exchange Commission. The information in this press release is as of the date hereof and neither the Company nor CSI undertakes any obligation to update such information unless required to do so by law. The reader is cautioned not to place under reliance on forward looking statements. Neither the Company nor CSI gives any assurance that either the Company or CSI will achieve its expectations. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

| 3 Today’s Participants Michael Fazio CSI, Controlling Investor Brett Moyer CEO, WiSA Technologies Mark LoGiurato CEO, CompuSystems Nathaniel T. Bradley CEO, Data Vault Holdings

| 4 Monetizing IP in Event Technology Data Science Acoustic Science Web 3.0 Information Data Exchange Transforming experiential events

| 5 Rich Legacy and Expertise • 5 decades of deep inner workings and long - standing relationships with organizers, exhibitors, attendees • 50+M registrants and over 1,000s of events, many recurring , over 2 decades • Executive team is uniquely positioned for the transfer from Web 2.0 to Web 3.0 Driving Engagement and Results • Attendees: Gamification, wayfinding, and personalized session or booth notifications enhance experience. • Exhibitors: Increased booth traffic, higher - quality sales leads, and seamless follow - up via digital handshakes. • Organizers: Streamlined badge printing, enhanced attendee experiences, and new sponsorship opportunities.

| 6 Industry Leader in Custom Event Registration & Lead Retrieva l Solutions Core Services • Registration • Lead Retrieval • Data Analytics Event Types Serviced • Association • Trade • Corporate • Government • Consumer The CompuSystems Difference • Built for events of any type and size • A modern platform that meets all client needs • Field technicians with thousands of hours of experience • Customer - centric project managers with decades of expertise

Datavault® + CompuSystems

Improves exhibitor engagement, enhances attendee experiences, and offers new revenue streams for organizers and venue owners

- **Significant Revenue Opportunities Exist**
  - M3 Expo Wallet for exhibitors
  - Audio tours for top-tier venues
  - Smart phones and IoT
- **Strategic Growth Opportunity**
  - ADIO® furthers CSI technology transformation
  - Datavault® introduces patented data monetization through the Information Data Exchange®
  - WiSA® creates experiential environments with patented mobile response
- **Extending Lead in Industry Innovation**
  - Integration of ADIO®'s patented technology into M3 Expo Wallet creates e-commerce & a significant market differentiator
  - Offers exclusive services and competitive advantages to event organizers
- **Expanding Reach and Capabilities from Web 2.0 to Web 3.0**
  - Broadens service offerings for existing customers while opening doors to new prospects
  - Positions CSI to expand into new verticals, e.g. museums, sporting events, festivals, and historic sites

Datavault | wisa | CompuSystems | 7

Creating Revenue Streams and Value through Events

Datavault

Monetizing Data Assets on Web 3.0

- **Successful pilots**
- Sports & entertainment synergies

CompuSystems — M3 Expo Wallet

Industry Leader in Event Registration and Lead Retrieval

- **Provides access to 1.4+M registrants per annum via 100-person team**
- 10s of millions of registrants from past events
- Audio tours at premier venues, i.e. The MET
- Foundational M3 Expo Wallet and Wayfinding
- Infrastructure to unlock scalable revenue
- Fully integrated CRMs:

ADIO

Patented Data over Sound

- **Catapults CSI registrations into high margin revenue & growth**
- Haptics over smartwatch and smartphone drive engagement
- Improving mobile response
- Creating revenue from advertising sponsors and ticket sales
- Triggering immutable artifacts delivery
- Tracking, tracing and analytics

Datavault | wisa | CompuSystems | 8

| 9 Real - World Pilot: Las Vegas Center ADIO® + M3 Expo Wallet = powerful platform to connect audience in more meaningful ways Increase Exhibitor Value Provide M3 Expo Wallet prospect - matching algorithms to identify and align attendees with an exhibitor’s ideal profile and drive attended engagement with ADIO haptics. Enhance Attendee Experience Provide highly targeted attendees who opt - in with ADIO technology’s inaudible tones to be delivered in real - time. Support Organizers Deliver scores of actionable data. Improve attendee satisfaction. Improve ROI for exhibitors. Speed and Velocity to Market Replace with ADIO images – use and signage

| 10 Increasing Margin, Improving Financials CSI expected contribution: $ 13M - $ 15M in revenue and $3M - $ 4M in EBITDA in 2025

| 11 • A Powerful Technology Partnership • Exclusive integration of ADIO ® ’s proximity - based, patented technology into CSI’s event solutions. • Combines ADIO ® ’s inaudible tone technology with CSI’s proprietary prospect - matching algorithms for smarter attendee targeting. • Opportunities Beyond Events • Enables WiSA ® to target industries outside events, such as museums, stadiums, and historic sites. • Potential to license ADIO ® technology to other event service providers, creating additional revenue streams. • Innovating for the Future • CSI’s enhanced M3 Expo Wallet now offers unmatched tools for engagement and sustainability. • Rollout in January 2025 ensures seamless implementation for customers and cements leadership in event tech. Synergy: Innovation & Financials

| 12 Investor Contact David Barnard, CFA Alliance Advisors Investor Relations dbarnard@allianceadvisors.com 1 - 415 - 433 - 3777 NASDAQ: WISA